UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 13, 2009

PAB BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-25422	58-1473302
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia   31602
   (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code   (229) 241-2775

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 13, 2009, the Board of Directors of PAB Bankshares, Inc. (the "Registrant") adopted an amendment to the Registrant’s Bylaws that conforms with Section 14-2-707 of the Georgia Business Corporation Code by providing that the record date may not be more than seventy (70) days before any meeting of the shareholders of the Company.  Prior to this amendment, the Registrant’s Bylaws stated that the record date may not be more than fifty (50) days before any meeting of the shareholders of the Company.  A copy of the Registrant’s Amended and Restated Bylaws is attached as Exhibit 3.2 to this report and is incorporated herein by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

3.2	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC.
(Registrant)

Date: May 18, 2009	/s/ Nicole S. Stokes
(Signature)
Nicole S. Stokes,
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Description

3.2	Amended and Restated Bylaws.